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Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 2 Risks and Uncertainties Certain information which does not relate to historical financial information may be deemed to constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words or phrases "is targeting," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "believe," or similar expressions identify "forward looking statements." Such statements are subject to certain risks and uncertainties that could cause our actual results in the future to differ materially from our historical results and those presently anticipated or projected. We wish to caution investors not to place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date on which such statements are made, and we undertake no obligation to update such statements to reflect events or circumstances arising after such date. Risk factors include our ability to successfully implement our strategy; our ability to grow our business in new products with profitable margins and the rate of revenue decline for certain existing products; the ability of our data security products to withstand cyber-attacks; the ability to quickly develop, source, introduce and deliver differentiating and innovative products; our potential dependence on third parties for new product introductions or technologies in order to introduce our own new products; the ready availability and price of energy and key raw materials or critical components including due to the effects of natural disasters such as the October 2011 flooding in Thailand and our ability to pass along raw materials price increases to our customers; continuing uncertainty in global and regional economic conditions; our ability to identify, integrate and realize the expected benefits from any acquisition which has occurred or may occur in connection with our strategy; the possibility that our goodwill or any goodwill that we acquire may become impaired; the seasonality and volatility of the markets in which we operate; foreign currency fluctuations; changes in European law or practice related to the imposition or collectability of optical levies; significant changes in discount rates and other assumptions used in the valuation of our pension plans; the possibility that our intangible assets may become impaired; changes in tax laws, regulations and results of inspections by various tax authorities; our ability to successfully defend our intellectual property rights and the ability or willingness of our suppliers to provide adequate protection against third party intellectual property or product liability claims; the outcome of any pending or future litigation; failure to adequately protect our information systems from cyber-attacks; our ability to meet our revenue growth, gross margin and earnings targets and the volatility of our stock price due to our results or market trends, as well as various factors set forth from time to time in our filings with the Securities Exchange Commission.

Our Revenue Transformation

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 7

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 9 Our Revenue Transformation

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 10

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 11 Optical Market Sources TAM: SCCG, NPD, Gartner, Imation Global Market Research; Petabytes: IDC Emerging markets, archive media opportunity Optical media decline rates of 16% - 17%

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 12 Magnetic Tape Market Primary option for disaster recovery and archiving (1.6ZB of cloud storage in 2015) 20% of Tape petabytes will be consumed in the Cloud by 2015 Sources TAM: SCCG, NPD, Gartner, Imation Global Market Research; Petabytes: IDC

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 13 Traditional Storage Future State

SUMMARY: • Solution offering with Secure & Scalable Storage • New market intersections – Emerging markets – Cloud – Archive • Future differentiation – Data security – BaFe – Time to market with new formats

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 16 Secure & Scalable Storage Market Sources TAM: SCCG, NPD, Gartner, Imation Global Market Research; Petabytes: IDC

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 17 PRICE* Storage Market Landscape Note: *Pricing based on weighted average SMB product line; Revenue capped at $750M for representational purposes Source: Company websites, Gartner, L.E.K. analysis F E A T U R E S E T

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 18 Secure & Scalable Future State

CONTINUED GROWTH in Revenue and Margin

2010/2011: MARKET LEADERSHIP in Mobile Security

2012: UNIFIED Mobile Security Solutions

Q2 11: A8 First Imation Network Attached Storage Device

2012: DATAGUARD Data Protection Appliances Q3 11: INFINIVAULT Data Archive Appliances (Global in Q2 12)

2012-2014: CONTINUED Organic and Inorganic Growth

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 25 2011: Acquisition of Nine Technology DEDUPLICATION ENGINE

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 26 Mid-Sized Enterprises 100-999 employees Small business 10-99 employees

Tom Gelson Business Development Director DEMO: SCALABLE STORAGE SOLUTIONS

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 28 2012+: Imation SECURE

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 29 Encryption Identity and Access Management Unified Security Policy Management Imation Secure is an integrated and extensible security storage architecture that includes the following components: The Imation Secure Promise: Ensures the safety, privacy and control of your digital content. Key Management Future Strategic Advantage: Imation Secure

Dave Duncan Software & Security Solutions Marketing Director DEMO: SECURE SOLUTIONS

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 31 2012+: Imation SECURE

SUMMARY: • Integrated solutions – Media, PBBA, software • Global availability – SMB – Channel-optimized • Future differentiation – Robust IP portfolio – Data security integration – Deduplication with rapid recovery engine

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 34 AVI Market Sources: CEA, Planet Retail, Gartner, NPD (US), Imation Global Market Research 7 % CAGR for Personal Audio Content Everywhere 10% CAGR for Multi- room Audio

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 35 The New User & IT Relationship

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 36 2009-2011 – Building the Brand Portfolio

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 37 AVI Future State

Fall 2012: DIFFERENTIATED Audio Products TDK Life on Record Universal Wireless Audio Products Memorex Universal Speakers TDK Life on Record Partnership for Headphones XtremeMac Tango Air AirPlay Speaker

XtremeMac InCharge X3 and X5 Chargers Spring 2012: ENHANCING Features and Functions XtremeMac SnapStand Case for New iPad

XtremeMac Soma Sound Frame Speaker for iPad Fall 2012: IMPROVING How Users Consume Video Information

SUMMARY: • Global availability • Regional expertise • Compelling brand value • Future differentiation – Secure technology integration – Audio quality – Next generation movement of audio & video information

Strategy Summary: Imation is UNIQUELY POSITIONED Converging data storage, information security and personal access Compelling brand portfolio Global market access with regional expertise Differentiated IP

Transition Animation SUBODH KULKARNI

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 45 Cloud Infrastructure Virtualization Server Access Storage Technologies TODAY FUTURE Distributed Cloud Application Virtualization Mobile Access

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 46 Emerging Gap in Security & Storage Technologies FUTURETODAY

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 47 STORAGE: Imation Technology Focus 2-stage global block deduplication Removable HDD/SSD Leverage external developments in HDD, SSD & Data Compression technologies NETWORKED STORAGE DEVICES Barium Ferrite pigment technology MULTI-TERABYTE TAPE

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 48 SECURITY: Imation Technology Focus UNIFIED MANAGEMENT ENCRYPTION AUTHENTICATION

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 49 Meeting the Future Needs of Security & Storage Imation Technology Investments in Secure & Scalable Storage FUTURETODAY

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 50 2012 CYBERSAFE PRODUCT EXAMPLES Meeting the Future Needs of Security & Storage Secure Digital Identity Token in Q2 Secure RDX in Q3 Secure “PC on a Stick” for Windows 8 in Q4 Data Protection Appliances in Q1 and Q3

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 51 AVI Technology TODAY Connected Home FUTURE Secure Connected Home

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 52 • Superior/Intelligent Audio • Wireless Audio (Bluetooth/AirPlay & Cloud connectivity) • Wireless charging • Secure Unified Management AVI: Imation Technology Focus 2012 PRODUCT EXAMPLES Bluetooth High Quality Digital Audio in Q4 Smartphone Authenticated EHDD in Q4 iPad Frame Directional Speakers in Q4

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 53 Technology Summary • We are investing and establishing a leading position in key technologies in Storage, Security & AVI, while leveraging external developments in HDD and SSD – Storage: Removable HDD/SSD, 2-stage block global deduplication & Tape – Encryption, Authentication & Unified Management – AVI technologies: Superior/Intelligent Audio & Wireless Audio/Charging • We are launching several new products that are unique and have significant value added differentiation

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 55 Relationships with big box retailers, distributors, OEMs and VARs Facilities in > 35 countries, doing business in > 100 countries Global Reach & Capability AMERICAS EUROPE NORTH ASIA SOUTH ASIA 60% of revenue OUS in 2011 Global Brands

Extensive VAR and Commercial Distributor Network Strong OEM partnerships Broad big box retail penetration

TDK brand leveraged in optical and AVI categories Growing VAR Network with Secure & Scalable Extensive supercenter retail distribution in Big 5 countries

Strong distribution presence in Middle East, Africa and Singapore Broad retail network in Australia

Growing Commercial business with distribution, VAR and OEM partners Growing China Commercial and Consumer business Extensive retail presence in Japan with TDK brand

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 60 Working Capital Improvement Continuous Operational Improvement • Speed to market • Gross margin enhancement • Working capital optimization PROJECT XCELL

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 61 Global Warehouse Center UNIVERSAL SKU MULTIPLE MODEL CONFIGURATIONS Optimizing working capital while leveraging global distribution strength

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 62 Transforming our Global Workforce • 26% Imation total workforce new in 2011 • Dedicated Mobile Security Team of 91 • 65% RD&E new in 2011 • Solutions sales force

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 63 Global Summary • Imation has broad global reach and capabilities: – Global footprint reaching more than 100 countries – Strong distribution network with big box retailers, distributors, OEMs, and VARs – Operational excellence with a focus on working capital optimization – A skilled workforce to help drive transformation

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 65 Overview • A year ago, we set some longer term financial targets – Total company revenues targeted to return to growth as we exit 2012 and enter 2013 – Gross margins improve toward 20% – Targeting operating income profitability of 4% to 5% longer-term • We remain firmly committed to these targets and have seen recent revenue and gross margin trends improving • We see these trends continuing as we transform our business • Financially strong with solid underlying cash flow capacity to support continued near term investments (organic & inorganic) – Focused primarily on Secure & Scalable storage

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 66 Revenue – Total Company 11.6% decline 3% to 5% growth 2012 Targets • Decline rate moderates • Exiting the year with growth

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 67 Revenue – Traditional Storage REVENUE DRIVERS • Maintain Optical market leadership and optimize Optical profitability and cash flow through effective price management • Maintain leadership position in Tape through OEM partnerships and leveraging TDK relationship 14.8% decline 14% to 18% decline

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 68 REVENUE DRIVERS • Global channel expansion utilizing multi-brand strategy • New differentiated product introductions • Leveraging technologies in security and wireless +2.7% (adjusted) 5% to 15% growth Revenue – AVI Represents rationalized product lines primarily video

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 69 +12.7% 15% to 30% growth Revenue – Secure & Scalable Storage REVENUE DRIVERS • Developing RDX market • Leveraging completed acquisitions (Mobile Security and Scalable Storage) • Investments in Scalable Storage platforms

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 70 Gross Margin AVI Traditional Storage Secure & Scalable Storage *Q4 11 AVI GM normalized for one-time excess inventory sellout * Total Company Stabilize 20% 20%+ 20%+

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 71 Operating Expense Reflects Growth Investments 2011 Organic Investment 2012 Organic Investment • Technology • Full year of acquisitions • Demand generation • Sales channel development • IT investment

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 72 Business Model Evolution (% to sales) Business Model 2011 2012 Targets Longer term Targets Gross Margin* 17.5% Moving towards 20% 20% + RD&E 1.6% Moving to 2% in 2012 2% +/- SG&A 15.8% Moving up to 17.5% +/- Declines over time as we grow Operating Income* Breakeven Flat +/- 4% to 5% *Operating income excludes restructuring and special charges

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 73 2012 Cash Flow and Deployment Underlying cash generation remains strong Operating • EBITDA*: Flat to up modestly vs. 2011 which was $37.8 million • Depreciation & amortization: $38 to $40 million (up due to acquisitions) • Working capital: Flat to down in near term • Litigation: Final $16 million Philips’ payment due in Q3 • Restructuring: $5 to $10 million Investing • Capital spending: $10 million +/- • Acquisitions: Intend to be active Financing • Share buyback: 1.2 million authorization remains, focused on investing for growth in the near term *EBITDA defined as operating income before restructuring and special charges and also before depreciation and amortization

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 74 2011 M&A Activity • 2012 revenue contribution estimated in the range of $45 to $50 million (purchase price: ~ 1X 2012 revenues) • Investments are ramping and are expected to be accretive as we exit 2012 ACQUISITION CASH PAID (millions)* WHAT ACQUIRED Security Focus Encryptx $1.0 Central Management Software MXI Security 24.5 Mobile Security IronKey Hardware 19.0 Mobile Security 44.5 Scalable Focus Prostor .5 InfiniVault product and business Nine Technology 2.5 Deduplication 3.0 Total 47.5 *Certain of these acquisitions carry potential earn-out payments

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 75 Go Forward M&A Activity • Focus will be scalable storage • Expect we could do one to three acquisitions in 2012 • Focused on growth categories with higher margin potential where we bring unique leverage to opportunity • Total investment could be at or more than 2011 levels

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 76 Financial Summary Imation is well positioned to execute on our strategy • Cash of $223 million • No debt • Steadily improving margins • Global distribution channels already established • Significant prior brand investment • Majority of restructuring already completed • Strong cash flow generation

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 79 Financial Appendix

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 80 This presentation contains Non-GAAP financial measurements which are provided to assist in understanding the impact of certain items on Imation’s actual results of operations when compared with prior periods. Management believes this will assist investors in making an evaluation of Imation’s performance against prior periods on a comparable basis by adjusting for these items. Management understands that there are material limitations on the use of Non-GAAP measures. Non-GAAP measures are not substitutes for GAAP measures for the purpose of analyzing financial performance. These Non-GAAP measures are not in accordance with, or an alternative for measures prepared in accordance with, generally accepted accounting principles and may be different from Non-GAAP measures used by other companies. In addition, these Non-GAAP measures are not based on any comprehensive set of accounting rules or principles. This information should not be construed as an alternative to the reported results, which have been determined in accordance with accounting principles generally accepted in the United States of America. Comparison of GAAP to Non-GAAP Financial Measures

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 81 As reported $ in millions except for EPS FY 08 FY 09 FY 10 FY 11 Net revenue 1,981.0$ 1,649.5$ 1,460.9$ 1,290.4$ Gross profit 338.8 264.0 226.4 216.7 Operating expense 372.5 325.7 296.1 249.8 Operating (loss) income (33.7) (61.7) (69.7) (33.1) Net (loss) income (33.3) (42.2) (158.5) (46.7) Diluted (loss) earnings per share (0.89)$ (1.13)$ (4.19)$ (1.24)$ Imation Income Statement

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 82 As reported $ in millions except for EPS Q1 11 Q2 11 Q3 11 Q4 11 FY 2011 Net revenue 316.5$ 323.0$ 308.6$ 342.3$ 1,290.4$ Gross profit 54.0 54.0 57.2 51.5 216.7 Operating expense 57.4 63.3 65.5 63.6 249.8 Operating (loss) income (3.4) (9.3) (8.3) (12.1) (33.1) Net (loss) income (7.2) (12.5) (14.1) (12.9) (46.7) Diluted (loss) earnings per share (0.19)$ (0.33)$ (0.38)$ (0.34)$ (1.24)$ Imation Income Statement

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 83 Note: See reconciliation of GAAP to Non GAAP Operating income (loss) $ in millions except for EPS FY 08 FY 09 FY 10 FY 11 Net revenue 1,981.0$ 1,649.5$ 1,460.9$ 1,290.4$ Gross profit 340.8 264.0 240.6 225.8 % of Net revenue 17.2% 16.0% 16.5% 17.5% Operating expense 311.2 250.1 218.9 224.7 % of Net revenue 15.7% 15.2% 15.0% 17.4% Operating income 29.6 13.9 21.7 1.1 % of Net revenue 1.5% 0.8% 1.5% 0.1% Imation Non GAAP Data

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 84 Note: See reconciliation of GAAP to Non GAAP Operating income (loss) $ in thousands Q1 11 Q2 11 Q3 11 Q4 11 FY 2011 Net revenue 316.5$ 323.0$ 308.6$ 342.3$ 1,290.4$ Gross profit 55.2 54.3 57.2 59.1 225.8 % of Net revenue 17.4% 16.8% 18.5% 17.3% 17.5% Operating expense 54.9 52.9 58.0 58.9 224.7 % of Net revenue 17.3% 16.4% 18.8% 17.2% 17.4% Operating (loss) income 0.3 1.4 (0.8) 0.2 1.1 % of Net revenue 0.1% 0.4% -0.3% 0.1% 0.1% Imation Non GAAP Data

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 85 $ in millions 2009 2010 2011 Dec Dec Dec Cash 163 305 223 Accounts receivable 315 259 235 Inventories 236 203 209 Other current assets 164 74 50 Total current assets 878 841 717 Property, plant and equipment 110 67 55 Goodwill 24 - 31 Intangible assets 337 320 322 Other assets 45 23 24 Total assets 1,394 1,251 1,149 Accounts payable 201 219 205 Other current liabitiles 171 172 151 Total current liabilities 372 392 356 Other liabilities 95 78 69 Shareholders' equity 927 782 724 Total liabilities and shareholers' equity 1,394 1,251 1,149 Imation Balance Sheet

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 86 Reconciliation of GAAP Operating Income (Loss) to Adjusted Non-GAAP Operating Income (Loss) $ in millions FY 08 FY 09 FY 10 FY 11 As reported - GAAP (33.7)$ (61.7)$ (69.7)$ (33.1)$ Goodwill impairment 32.4 - 23.5 1.6 Inventory write-off included in COGS 2.0 - 14.2 9.1 Restructuring and other 28.9 26.6 51.1 21.5 Litigation settlement - 49.0 2.6 2.0 Adjusted - Non-GAAP 29.6$ 13.9$ 21.7$ 1.1$ Imation Operating Income

Imation’s Strategic Transformation: Investing for Growth – 2.28.2012 87 $ in millions Q1 11 Q2 11 Q3 11 Q4 11 FY 11 As reported - GAAP (3.4)$ (9.3)$ (8.3)$ (12.1)$ (33.1)$ Goodwill impairment 1.6 - - - 1.6 Inventroy write-offs included in COGS 1.2 0.3 - 7.6 9.1 Restructuring and other 0.9 10.4 5.5 4.7 21.5 Litigation settlement - - 2.0 - 2.0 Adjusted - Non-GAAP 0.3$ 1.4$ (0.8)$ 0.2$ 1.1$ Imation Operating Income Reconciliation of GAAP Operating Income (Loss) to Adjusted Non-GAAP Operating Income (Loss)